Exhibit 99.1

 Healing mental health disorders so that everyone everywhere can live a more fulfilled life.  Company Overview   Company Overview – November 2024

 All references in this presentation to “we”, “us”, “our”, “atai”, or the “Company” refer to ATAI Life Sciences N.V. and its consolidated subsidiaries, unless the context otherwise requires. This presentation contains forward-looking statements within the meaning of the private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered under by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.” All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, industry dynamics, business strategy and plans, anticipated milestones and timelines for our non-clinical, pre-clinical studies and clinical trials and our objectives for future operations, are forward-looking statements. These statements represent our opinions, expectations, beliefs, intentions, estimates or strategies regarding the future, which may not be realized. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions that are intended to identify forward-looking statements. Forward-looking statements are based largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including without limitation the important factors described in the section titled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), as updated by our subsequent filings with the SEC, that may cause our actual results, performance or achievements to differ materially and adversely from those expressed or implied by the forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. We caution you therefore against relying on these forward-looking statements, and we qualify all of our forward-looking statements by these cautionary statements.  The forward-looking statements included in this presentation are made only as of the date hereof. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, neither we nor our advisors nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. Neither we nor our advisors undertake any obligation to update any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations, except as may be required by law. You should read this presentation with the understanding that our actual future results, levels of activity, performance and events and circumstances may be materially different from what we expect.  Unless otherwise indicated, information contained in this presentation concerning our industry, competitive position and the markets in which we operate is based on information from independent industry and research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third-party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable. In addition, projections, assumptions and estimates of the future performance of the industry in which we operate or of any individual competitor and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by us. Industry publications, research, surveys and studies generally state that the information they contain has been obtained from sources believed to be reliable, but that the accuracy and completeness of such information is not guaranteed. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and uncertainties as the other forward-looking statements in this presentation.   This presentation contains excerpts of testimonials from individuals who have been treated with compounds or derivatives of the compounds underlying our product candidates in the context of third-party studies or otherwise that are solely intended to be illustrative and not representative of the potential for beneficial results of such compounds. Our product candidates are in preclinical or clinical stages of development and none of our product candidates have been approved by the FDA or any other regulatory agency.   When discussing patents in this presentation, “issued” is to be understood to mean one or more issued or granted claims in one or more country, and “pending” is understood to mean one or more claims pending in a patent application in one or more country. Patent protection is a highly fact-sensitive inquiry, varying from country-to-country, and provides for enforceable protection to the extent (a) covered by a given claim, and (b) issued in such country or countries. No generalized descriptions of patents made herein should be relied upon; rather, a detailed discussion of our intellectual property and related risk factors can be found in our most recently filed Annual Report on Form 10-K, available on the SEC’s website at www.sec.gov.  Any trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products or services of the Company.   Disclaimer  02

 atai Life Sciences: addressing significant unmet patient needs in mental health disorders so that everyone, everywhere can live a more fulfilled life  Executive Summary and Key Highlights  03  1  Significant unmet need: mental health disorders are one of the largest global health burdens; it is estimated that one out of every two people in the world will develop a mental health disorder in their lifetime.1   3  7 clinical-stage programs: seven active clinical-stage psychedelic and non-psychedelic programs, each with a robust package of prior clinical evidence.  2  Novel approach: our objective is to enable patients to achieve clinically meaningful improvements by developing innovative therapeutics with rapid-onset, durable effects and a focus on interventional treatment approaches.  4  5+ clinical readouts expected over the next 18 months: several anticipated clinical trial readouts across our drug development programs and strategic investments through 2024 and 2025.  5  Runway into 2026: cash and cash equivalents, marketable securities, and committed term loan funding expected to provide funding into 2026.2  McGrath et al, “Age of onset and cumulative risk of mental disorders: a cross-national analysis of population surveys from 29 countries”, The Lancet Psychiatry, 2023,  Marketable securities includes money market funds, U.S. Treasury securities, commercial paper, corporate notes/bonds, U.S. government agencies securities, and public equities; term loan funding from Hercules Capital of up to $175M includes $45M capital that can be drawn not subject to milestones

04

Programs Overview

Our vision is being delivered through a robust pipeline of development programs and strategic investments across a range of compounds and psychiatric indications

Programs	Primary Indication	Preclin	Phase 1	Phase 2	Phase 3	Next anticipated milestone[4,5]
RL-007[1] Pro-cognitive neuromodulator	Cognitive Impairment Associated with Schizophrenia					Ph2b results (mid'25)
VLS-01 DMT	Treatment Resistant Depression					Ph2 initiation (around YE'24)
EMP-01 R-MDMA	Social Anxiety Disorder					Ph2 initiation (around YE'24)
IBX-210 Ibogaine	Opioid Use Disorder					Undisclosed
Novel 5-HT2A Receptor Agonists (incl. non-hallucinogenic neuroplastogens)	Undisclosed					Undisclosed
STRATEGIC INVESTMENTS						
COMP360[2] Psilocybin	Treatment Resistant Depression					Ph3 Pivotal Trial 1 results (Q2'25)
BPL-003[3] 5-MeO-DMT	Treatment Resistant Depression					Ph2b topline data (Q2'25)
ELE-101[3] Psilocin	Major Depressive Disorder					Ph2a results (H2'24)



Abbreviations: DMT = N,N-Dimethyltryptamine; R-MDMA = R enantiomer of 3,4-Methylenedioxymethamphetamine; 5-MeO-DMT = 5-methoxy-N,N-dimethyltryptamine

1. Majority ownership stake in Recognify Life Sciences
2. Strategic investment in Compass Pathways
3. Strategic investment in Beckley Psytech
4. All dates provided are as estimated
5. Trial initiation defined as central regulatory and ethics approval atai LIFE SCIENCES

 We are funded through all expected milestones across our drug development programs and strategic investments for 2024 and 2025  Upcoming Catalysts  Abbreviations: OL = Open-label; TRD = Treatment Resistant Depression; MDD = Major Depressive Disorder; PTSD = Post Traumatic Stress Disorder; AUD = Alcohol Use Disorder; YE = Year-end; CIAS = Cognitive Impairment in Schizophrenia   All dates provided are as estimated  Trial initiation defined as central regulatory and ethics approval  05  Achieved and anticipated milestones1,2(2024-25)  BPL-003Ph 2a (TRD) OL Part 1 data  2025  H2’24  H1’24  VLS-01Ph 1b first participant dosed  ELE-101Ph 1 topline data   COMP360Ph 2 (PTSD) topline data  BPL-003Ph 2a (AUD) topline OL data   RL-007Ph 2b (CIAS) topline data (mid’25)  VLS-01Ph 1b topline data  BPL-003Ph 2b topline data (Q2’25)        VLS-01Ph 2 (TRD) initiation (around YE’24)     ELE-101 Ph 2a (MDD) topline OL data  VLS-01Ph 2 (TRD) topline data (around YE’25)  EMP-01Ph 2 (SAD) topline data (around YE’25)  EMP-01Ph 2 (SAD) initiation (around YE’24)   

 RL-007 for Cognitive Impairment

 Note: CIAS = Cognitive impairment associated with schizophrenia  All dates provided for expected milestones are estimated  SUMMARY: RL-007  RL-007 is a potential pro-cognitive neuromodulator, investigated in >500 participants and demonstrating consistent cognitive effects and good tolerability  (2R, 3S)-2-amino-3-hydroxy-3-pyridin-4-yl-1-pyrrolidin-1-yl-propan-1-one(L)-(+) tartrate salt oral capsules (RL-007)  GABA/nicotinic modulator  Primary: CIAS  Potential: Cognitive disorders including Alzheimer’s dementia and/or Autism  Adjunctive treatment to standard of care for schizophrenia patients with cognitive impairment  Phase 2a CIAS trial completed in H2’21Phase 2b first patient dosed in 1Q’23  Phase 2b topline data in mid’25  Issued composition of matter, formulation and method of use patents  PRODUCT  PHARMA-COLOGY  INDICATIONS  TARGET POSITION  ACHIEVED & EXPECTED MILESTONES1  INTELLECTUAL PROPERTY  Significant unmet need: no currently approved treatments for lead CIAS indication  Reproducibility of effect: Pro-cognitive effects demonstrated in two Phase 1 and two Phase 2 trials  Tolerability: No drug-related serious adverse events in over 500 study participant exposures and minimal potential for drug-drug interactions (DDIs)  Add-on therapy to standard of care: clean DDI profile means it can likely be administered as an adjunctive to standard of care atypical antipsychotics  07

 World Health Organization  Global, regional, and national incidence, prevalence, and years lived with disability for 328 diseases and injuries for 195 countries, 1990–2016: a systematic analysis for the Global Burden of Disease Study 2016  Cloutier et al, The economic burden of schizophrenia in the United States in 2013. J Clin Psychiatry 2016;77(6):764-771  Bora et al, Cognitive Impairment in Schizophrenia and Affective Psychoses: Implications for DSM-V Criteria and Beyond  Holm M et al, Employment among people with schizophrenia or bipolar disorder: 2021  GlobalData (as of 11/15/2022)  Cognitive impairment is very common4  Cognitive impairment is a common and major cause of disability in schizophrenia, with more than 80% of patients showing significant impairment   ~80%  ~24m  Global suﬀerers of Schizophrenia¹  ~$155bn  U.S. economic burden from adults with CIAS or Schizophrenia(direct + indirect costs)³  15th  Leading cause of disability worldwide (2016)²  0  FDA approvals for CIAS  As of November 2022, there are no FDA approved treatments for CIAS6   Schizophrenia patient employment rate  Five years following diagnosis, only 10% of schizophrenia patients have employment; being unemployed is primarily related to lower cognitive and social functioning5  ~10%  CIAS & Schizophrenia in numbers  08   URGENT NEED FOR INNOVATION  Cognitive impairment associated with schizophrenia (CIAS) is a core feature of schizophrenia, accounts for much of the impaired functioning associated with the disorder and is not responsive to existing treatments  CIAS & Schizophrenia  RL-007: Disease Overview

10

RL-007: Phase 2a Results

atai's Phase 2a study in CIAS demonstrated RL-007's potential to improve cognitive signals on a subset of MCCB neurocognitive endpoints

PHASE 2A TRIAL - EFFICACY DATA ON COMPONENTS MCCB COMPOSITE

T-Scores (Normalized for age, gender, and education level)


10
8
6
4
2
0
-2
-4
HVLT
Symbol Coding
Category Fluency
10mg
20mg
40mg
80mg
n=7
n=8
n=8
n=8
Signal of improvement[1]

Cohen's d* (Symbol Coding):

20 mg: 0.79
40 mg: 0.56

*Active vs pbo

Key Takeaways

1. Cognitive function was assessed in 31 patients with CIAS across four cohorts (10, 20, 40 & 80mg). Patients received four doses of placebo followed by six doses of RL-007 over 4-days[1]

2. Study demonstrated dose-related trends for improvements on each MCCB sub-component neurocognitive test completed: Hopkins Verbal Learning Test, BACS Symbol Coding & Category Fluency

3. On the BACS Symbol Coding test, the best correlate of the MCCB total score, a Cohen's d effect size of 0.79 and 0.56 was seen at the 20mg and 40mg doses respectively versus placebo

4. qEEG data also demonstrated increases in amplitude in the alpha band and in the alpha-slow wave index, markers of alertness believed to correlate with aspects of cognition.

1. Day 2 "pre-RL-007" was compared to Day 4 "post-RL-007"
Abbreviations: MCCB = MATRICS™ Consensus Cognitive Battery

atai LIFE SCIENCES

 A randomized, placebo-controlled study of RL-007 is currently underway in ~234 patients with CIAS with topline data anticipated in mid’2025  RL-007: Phase 2b Study Design  10  Abbreviations: MCCB = MATRICS™ Consensus Cognitive Battery, TID = 3x/day dosing,   Trial status: First patient dosed in 1Q’23,   Topline data anticipated mid’25  RL-007 TID 40mg  (n=78)  RL-007 TID 20mg  (n=78)  Placebo  (n=78)  R  Randomized  1:1:1  Primary Endpoint:   MCCB neurocognitive composite score at Week 6  Other Secondary Endpoints:  Select Individual Components of MCCB, including BACS Symbol Coding  Clinical Global Impression Score  Week 6  Day 1  Total N = ~234 patients  PHASE 2B STUDY DESIGN

 VLS-01   (DMT) for TRD

13

SUMMARY: VLS-01

PRODUCT	N,N-Dimethyltryptamine (DMT) in an oral transmucosal film (VLS-01) DMT is the active psychedelic moiety in ayahuasca
PHARMA-COLOGY	5-HT2A receptor agonist
INDICATIONS	Primary: TRD Potential: GAD, AUD
TARGET POSITION	Short-duration psychedelic treatment with the potential to have a best-in-class route of administration and tolerability
ACHIEVED & EXPECTED MILESTONES[1]	Phase 1b last participant completed 1H'24 Phase 1b trial results in 2H'24 IND approved by U.S. FDA in 2H'24 Phase 2 (TRD) study initiation around YE'24
INTELLECTUAL PROPERTY	Issued patent covering oral transmucosal films of DMT, supported by several pending and PCT patent applications

VLS-01 has potential for rapid onset and durable efficacy in treating TRD patients, and has been designed to fit around a 2-hour in-clinic treatment protocol

Optimized OTF formulation: favorable safety & tolerability and an IV-like PK profile were demonstrated in Phase 1 with this OTF approach, which may support a more scalable patient / provider experience

Short duration of psychedelic effect: Phase 1 data suggests subjective effects experienced for ~2 hours, potentially enabling VLS-01 to fit around interventional psychiatry paradigm established by Spravato®

Rapid onset and durable efficacy: based on prior clinical evidence with DMT, VLS-01 has potential to generate sustained, clinically meaningful improvement on depressive symptoms[2]

Patent protected formulation: Issued and pending patents covering oral transmucosal films of DMT expected to expire in 2042[3]

Abbreviations: DMT = N,N-Dimethyltryptamine; TRD= Treatment Resistant Depression; GAD = Generalized Anxiety Disorder; AUD = Alcohol Use Disorder; PK/PD = Pharmacokinetic/Pharmacodynamic; PCT = Patent Cooperation Treaty; OTF = Oral Transmucosal Film

1. All dates provided for expected milestones are estimated. Trial initiation defined as central regulatory and ethics approval
2. Palhano-Fontes F et al, Rapid antidepressant effects of the psychedelic ayahuasca in treatment-resistant depression: a randomized placebo-controlled trial. Psychol Med. 2019
3. Exclusive of possible patent term adjustments or extensions or other forms of exclusivity. For additional detail please see the most recent 10-K filing atai

14

VLS-01: Disease Overview

Depression

Depression is a mood disorder that affects the thoughts and behavior of an individual, leading to psychological, physical, and social problems

First onset depression (MDD) → Persistent depression (MDD) → Treatment resistant depression (TRD)

Treatment resistant depression (TRD) is diagnosed after **two failed courses of antidepressants**

Depression in numbers



~300m

Global sufferers of depression[1]

2nd

Leading cause of disability worldwide (2019)[2]

~$300Bn

U.S. economic burden from adults with MDD (direct + indirect costs)[3]

URGENT NEED FOR INNOVATION

~33%

Inadequate response rate

A third of patients with depression respond inadequately or relapse with current treatments[4]

4-12 weeks

Slow onset of treatment effect

Frontline SSRI treatments for depression have slow onset (4-12w)[5]

~25%

Severe side effects common with SSRIs

25% of patients on SSRIs report “very bothersome” or “extremely bothersome” side effects. Most common long term side effects with SSRI/SNRIs are sexual dysfunction, sleepiness, and weight gain[6]

1. World Health Organization (2020)
2. World Health Organization – Disease Burden 2000-2019 (2020)
3. Greenberg et al., “The Economic Burden of Adults with Major Depressive Disorder in the United States (2010 and 2018)” (2021)
4. Salzer, “National Estimates of Recovery-Remission From Serious Mental Illness”, Psychiatry Online (2018)
5. Tew et al., “Impact of prior treatment exposure on response to antidepressant treatment in late life” Am J Geriatr Psychiatry (2006)
6. Cascade et al., "Real-World Data on SSRI Antidepressant Side Effects” Psychiatry MMC (2009)

atai

15

VLS-01: Commercial Potential

A key differentiator for VLS-01 from other psychedelic-like compounds could be its potential to leverage the 2-hour in-clinic treatment paradigm established by Spravato®

ANTICIPATED TIME TO RESOLUTION OF SUBJECTIVE EFFECTS[1]
(in hours) *Illustrative*



12
8
4
0
~2
~2
~2
~2 to 6*
~6
~8
~8 to 12
Average workday
(8 hours)
Spravato®
VLS-01
BPL-003 / ELE-101
Multi-dose 5-MeO-DMT
Psilocybin + analogs
MDMA
LSD

Key Takeaways

1. VLS-01 has the potential to offer a predictable dosing model administered around the 2-hour in-clinic treatment paradigm established by Spravato®
2. Shorter duration of subjective effects could facilitate scalable adoption, enabling clinics to accommodate more patients daily compared to longer-duration psychedelics
3. Could enhance patient convenience and treatment access in over 4,500 certified Spravato® clinics[2] with established reimbursement and logistics pathways

1. Subject to further validation through future clinical studies and real-world evidence
2. https://www.spravatohcp.com/#find-a-center
* If multi-dose required

atai LIFE SCIENCES

16

VLS-01: Phase 1b Clinical Trial Design

We have completed dosing in a Phase 1b trial investigating the PK, PD, safety and tolerability of an optimized buccal formulation of VLS-01 compared to DMT IV

VLS-01 PHASE 1B STUDY DESIGN



Treatment Period 1: Single dose DMT IV
Treatment Period 2: Repeated dosing VLS-01
SCREENING
Cohort 1 (n=8)
Dose 1: 57-min 30mg IV infusion
Dose 1: 160mg OTF
Dose 2: 60mg OTF
Dose 3: 120mg OTF
Cohort 2 (n=9)
Dose 1: 57-min 30mg IV infusion
Dose 1: 160mg OTF
Dose 2: 120mg OTF
Dose 3: 60 or 20mg OTF
END OF STUDY
Day 1
Day 29
Day 57
Day 85
Day 99

Design:

- Open-label, dose ranging study of an optimized OTF formulation of VLS-01 in healthy volunteers
- Enrolled 17 healthy participants
- Tested 160mg, 120mg, 60mg or 20mg of VLS-01

Primary Endpoint:

- Plasma and urine PK characteristics

Key Secondary Endpoints:

- Safety and tolerability
- Subjective acute PD drug effects

Abbreviations: IV = Intravenous; OTF = Oral Transmucosal Film; PK / PD = Pharmacokinetic / Pharmacodynamic

atai LIFE SCIENCES

17

VLS-01: Phase 1b Results

Higher doses of VLS-01 demonstrated a plasma concentration (C-Max) comparable to DMT IV and robust subjective effects that resolved in ~2 hours

VLS-01 PHASE 1B – PRELIMINARY PK/PD RESULTS[1]

DMT plasma concentration over time (ng/ml) post administration



Dose range:
DMT IV doses
30mg (n=17)
VLS-01 OTF doses
160mg (n=16)
120mg (n=14)
60mg (n=6)
20mg (n=8)
0
30
60
90
120
150
180
210
240
Time post administration (minutes)

Subjective Intensity Rating Scale (SIRS) scores (0 to 10) post administration



10
8
6
4
2
0
Dose range:
DMT IV doses
30mg (n=17)
VLS-01 OTF doses
160mg (n=16)
120mg (n=14)
60mg (n=6)
20mg (n=8)
0
30
60
90
120
150
180
210
240
Time post administration (minutes)

Key Takeaways

Pharmacokinetics (PK)

- C-Max was dose-proportional and comparable between the higher VLS-01 doses (120mg and 160mg) and the 30mg DMT IV dose
- VLS-01 rapidly reached peak plasma concentration (T-Max) within 30-45 minutes

Pharmacodynamics (PD)

- Dose-dependent effects, with robust subjective effects seen at the VLS-01 120mg and 160mg doses
- 13/14 participants in the 120mg cohort achieved SIRS scores greater than 7
- Perceptual effects generally fully resolved within 90-120 mins

Abbreviations: IV = Intravenous; OTF = Oral Transmucosal Film; PK / PD = Pharmacokinetic / Pharmacodynamic; C-Max = maximum (or peak) serum concentration; T-Max =time it takes for a drug to reach the maximum concentration (C-Max)
Draft Delivery Version 0.1 [Data cut-off: 2024-06-17]. Study data has been source data verified by the study monitor and queries resolved prior to creating the draft tables but the database is not yet locked and results may change atai LIFE SCIENCES

18

VLS-01: Phase 1b Results

Optimized VLS-01 OTF had a favourable safety profile in Ph1b study with most adverse events classified as either mild or moderate, and most resolving on the day of dosing

VLS-01 PHASE 1B PRELIMINARY SAFETY RESULTS[a,b]

	DMT IV	VLS-01				
No. of participants with drug-related TEAE (>10%):	30mg (N=17)	160mg (N=16)	120mg (N=14)	60mg (N=7)	20mg (N=8)	Total (N=62)
Headache	1 (6%)	5 (31%)	4 (29%)		1 (13%)	11 (18%)
Dissociation	1 (6%)	5 (31%)	3 (21%)			9 (15%)
Euphoric mood	1 (6%)	3 (19%)	3 (21%)			7 (11%)
Nausea		5 (31%)	1 (7%)	1 (14%)		7 (11%)
Emotional distress	1 (6%)	3 (19%)				4 (6%)
Feeling drunk			2 (14%)		1 (13%)	3 (5%)
Feeling hot	2 (12%					2 (3%)
Anxiety	2 (12%)					2 (3%)
Dizziness		1 (6%)		1 (14%)		2 (3%)
Vomiting		2 (13%)				2 (3%)
Abdominal pain				1 (14%)		1 (2%)
At least one severe TEAE						0
At least one serious TEAE[1]						0[1]
At least one TEAE leading to discontinuation	1 (6%)					1 (2%)

Key Takeaways

1. The most common TEAEs were headache, dissociation, euphoric mood and nausea; adverse events were transient with most resolving on the day of dosing
2. Blood pressure and heart rate increases were transient and mostly resolved within 90 min without intervention. None were considered clinically significant.
3. Results from the C-SSRS showed participants experienced no increase in suicidal thoughts, intentions or behaviours
4. Overall impressions from healthy volunteers in the 120mg group was that VLS-01 was well-tolerated and psychologically meaningful with reports of increased self-reflection

1. Please note one (1) SAE as per feedback from the FDA, of unknown origin and subject to ongoing, collaborative discussion with the agency

Abbreviations: OTF = Oral Transmucosal Film
a. Treatment Emergent Adverse Events (TEAEs) are defined as adverse events that occurred following the first administration of study medication
b. Draft Delivery Version 0.1 [Data cut-off: 2024-06-17]. Study data has been source data verified by the study monitor and queries resolved prior to creating the draft tables but the database is not yet locked and results may change atai LIFE SCIENCES

19

VLS-01: Phase 2 Study Design

We are now initiating a randomized, double-blind, placebo-controlled, Phase 2 study to assess the efficacy of repeated doses of VLS-01 in ~142 participants with TRD

VLS-01 PHASE 2 STUDY DESIGN (PRELIMINARY)



Treatment Period 1
Treatment Period 2
Total N = 142 patients
R
Randomized 1:1
Dose 1: VLS-01 120mg
Dose 2: VLS-01 120mg
Dose 1: Placebo
Dose 2: Placebo
END OF PERIOD 1
3rd dose
R
Randomized 1:1
Dose 3: VLS-01 120mg
Dose 3: VLS-01 60mg
END OF PERIOD 2
Day -1
Day 1
Week 2
Week 4
Week 14
Week 14
Week 16
Primary endpoint
Last visit (Period 1)
Last visit (Period 2)

Study design:

- Moderate to severe TRD
- Patient must be willing to discontinue current antidepressants
- No use of psychedelics within 6 months of screening[1]
- Psychological support pre-and post-dose

Primary Endpoint:

- Change from Baseline in MADRS total score at Week 4

Other Secondary Endpoints:

- Change from Baseline in MADRS total score at Week 6 and Week 14
- Response and remission rates
- Safety and tolerability

Trial status: Trial initiation expected around year-end 2024[2]
Topline data anticipated around year-end 2025

Abbreviations: MADRS = Montgomery-Asberg Depression Rating Scale

1. Patients are also excluded if they report any lifetime use of DMT or DMT-containing drugs, or report a history of > 2 lifetime administrations of any other psychedelic drug
2. Trial initiation defined as central regulatory and ethics approval

 EMP-01 (R-MDMA) for Social Anxiety Disorder

 SUMMARY: EMP-01   EMP-01 is an oral formulation of R-MDMA, a moiety   that is pharmacologically distinct from both racemic MDMA and S-MDMA   Oral formulation of the R-enantiomer of MDMA (EMP-01)  Monoamine releaser and reuptake inhibitor with prominent effects on serotonin (5-HT)  First-in-class psychedelic-like compound for treatment of Social Anxiety Disorder (SAD)  Primary: SAD  Potential: Other anxiety disorders, autism spectrum disorders, PTSD  Phase 1 study completed in Q1 2024   Phase 2 trial initiation around YE’24  Phase 2 study results around YE’25  Issued patent covering MDMA enantiomers and processes for their preparation, supported by several pending patent applications  PRODUCT  PHARMA-COLOGY  TARGET POSITION  INDICATIONS  ACHIEVED & EXPECTED MILESTONES1  INTELLECTUAL PROPERTY  Beneficial psychological effects:  EMP-01 administration in healthy volunteers resulted in dose-dependent increases in emotional breakthroughs and measures of self-compassion, both factors associated with reduction in anxiety symptoms.  Well tolerated: EMP-01 was generally well tolerated, with no severe or serious adverse events observed. Third-party animal studies indicate that R-MDMA may have fewer adverse effects compared to racemic MDMA2.  First-to-market potential: no other companies in the psychedelic or psychedelic-like space are targeting the SAD indication.  20  Abbreviations: SAD = Social Anxiety Disorder; PTSD = Post Traumatic Stress Disorder; PCT = Patent Cooperation Treaty  All dates provided for expected milestones are estimated. Trial initiation defined as central regulatory and ethics approval  Curry DW, Young MB, Tran AN, Daoud GE, Howell LL. Separating the agony from ecstasy: R(-)-3,4-methylenedioxymethamphetamine has prosocial and therapeutic-like effects without signs of neurotoxicity in mice. Neuropharmacology. 2018 Jan  Unexpected subjective effects: in a phase 1 trial, EMP-01 was found to be significantly more psychedelic-like than MDMA, with a more "inward focused" experience.

 Schizophrenia  SAD patients in the US  Approximately 7.1% of US adults, or ~18 million individuals, suffered from Social Anxiety Disorder (SAD) in the past year4  ~18m  Anxiety in numbers  ~40m  Suffer from anxiety disorders in the US1  ~$42bn  Annual societal cost of anxiety disorders in the US3  #1  Most common mental health disorder in the US2  Anxiety disorders develop when feelings of apprehension and unease persist over an extended period and potentially worsen over time  0  No novel molecules approved for SAD in over 20 years  Most recent FDA approvals of novel molecules for SAD were Effexor (2003), Zoloft (2002) and Paxil (1999)6  35%  Low recovery rate  Only 35% of patients with SAD recovered after 10 years of prospective follow-up5  Moderate to severe impairment is common  Of adults with SAD in the past year, 30% had serious impairment, 39% had moderate impairment, and 31% had mild impairment4  69%  Generalized Anxiety Disorder (GAD)  Social Anxiety Disorder (SAD)  Panic Disorder  Anxiety and Depression Association of America (2021)   National Alliance on Mental Illness (2021)  DeVane et al., “Anxiety Disorders in the 21st Century: Status, Challenges, Opportunities, and Comorbidity With Depression”, AJMC (2005)  National Institute of Mental Health  Keller MB. Social anxiety disorder clinical course and outcome: review of Harvard/Brown Anxiety Research Project (HARP) findings. J Clin Psychiatry. 2006  GlobalData (as of 06.26.2024).   21   URGENT NEED FOR INNOVATION  Anxiety Disorders  EMP-01: Disease Overview  atai Life Sciences | Strictly confidential

 Our findings present the possibility that R-MDMA may offer unique pharmacological benefits to racemic MDMA, and with a lower risk for adverse effects  EMP-01: Unique Profile of R-MDMA  22  Curry DW, Young MB, Tran AN, Daoud GE, Howell LL. Separating the agony from ecstasy: R(-)-3,4-methylenedioxymethamphetamine has prosocial and therapeutic-like effects without signs of neurotoxicity in mice. Neuropharmacology. 2018 Jan  Danforth AL, Grob CS, Struble C, Feduccia AA, Walker N, Jerome L, Yazar-Klosinski B, Emerson A. Reduction in social anxiety after MDMA-assisted psychotherapy with autistic adults: a randomized, double-blind, placebo-controlled pilot study. Psychopharmacology (Berl). 2018  CHO-K1 overexpressing human 5-HT2a receptors are incubated with test compound for 1 hour at 37*C, with lithium chloride causing IP1 accumulation upon 5-HT2a agonism  Fear extinction test models the ability of the compound to facilitate the therapeutic effect of exposure-based therapy; exposure-based therapy is sometimes used in the clinical management of social anxiety disorder  Human 5-H2TA receptor activation study3  Efficacy signals with fewer adverse effects   Validated unique pharmacology  R-MDMA  S-MDMA  MDMA (racemate)  Similar to the racemic MDMA, R-MDMA has been shown to significantly increase social interaction in both animal models and exploratory human studies1, 2  Yet, unlike racemic MDMA, it does not appear to increase locomotor activity, produce signs of neurotoxicity, or increase body temperature in animal models1 Differences are hypothesized to arise from:  R-MDMA has reduced amphetamine-like pharmacology than S-MDMA  R-MDMA is a partial agonist at 5-HT2A receptors  Profile of R- vs. racemic MDMA  R-MDMA (EMP-01) shows significantly greater activity at the 5-HT2a receptor compared to racemic MDMA and S-MDMA  EMP-01 also demonstrated inducement of a mouse head twitch response, suggesting R-MDMA may generate a more psychedelic-like, internal subjective experience  Fear Extinction Mice model4  Effects of racemic MDMA and R-MDMA on body temp1  (Third party study)  0  36  38  40  42  MDMA (20mg/kg)  Saline  R-MDMA (50mg/kg)  Temperature °C  Time (mins)  Pre conditionstimulus (CS)  Day 1 after dose  Day 9 after dose  **  *  Vehicle (saline)  MDMA (7.8 mg/kg)  EMP-01 (10mg/kg)  EMP-01 (30 mg/kg)  Freezing (%)  * p<0.01  ** p<0.0001  Dosing and condition stimulus

 In a completed Phase 1 study, EMP-01 was generally well tolerated, with no severe or serious adverse events observed  EMP-01: Phase 1 Results  23  1  2  5  Only 1/24 participants (4%) experienced bruxism, grinding of teeth, which is a common side effect of racemic MDMA  Observed changes in both pulse and blood pressure were in the expected range and were only slightly dose dependent  Body temperature remained in the normal range across all cohorts (hyperthermia is a known side effect of racemic MDMA)  Single-ascending dose, double-blinded, placebo-controlled Phase 1 study enrolling 32 healthy participants and testing EMP-01 or placebo in a 6+2 design  3  Placebo  N=8  EMP-01 dose (N=24)  GRX-917  150 mg  N=9  GRX-917  200 mg  N=9  Total  N=32  75mg  (N=6)  125mg  (N=6)  175mg  (N=6)  225mg  (N=6)  Participants with at least one drug-related TEAEs2   1  2  1  4  6  14  Nausea  1  1  3  3  8  Headache  1  1  2  Vomiting  1  1  2  Fatigue  1  1  2     Pain in jaw  1  1  Dizziness  1  1  Tremor  1  1  Chills  1  1  Feeling hot  1  1     Palpitations  1  1     Bruxism  1  1  Treatment Emergent Adverse Events (TEAEs) are defined as adverse events that occurred following the first administration of study medication. If a participant has multiple occurrences of a TEAE, the participant is presented only once in the Participant count (n) column for a given Preferred Term.  Drug related TEAEs defined as any TEAE that was deemed to have either a “possible”, “probable” or “definite” relationship to the study drug  EMP-01 PHASE 1 SAFETY RESULTS1   Key Takeaways  Results from the C-SSRS showed participants experienced no increase in suicidal thoughts, intentions or behaviours  4

 In Phase 1 study, dose-dependent increases in acute emotional breakthroughs and increased measures of self-compassion observed 1 week post EMP-01 dose  EMP-01: Phase 1 Results  24  1  Some measures of self-compassion also significantly increased with the 225mg dose of EMP-01 at the 1-week follow-up visit  SAD patients report lower levels of self-compassion than healthy controls and social anxiety symptom severity is correlated with lower self-compassion2   225mg dose of EMP-01 showed statistically significant increases in emotional breakthroughs.  Emotional breakthroughs have been shown to mediate efficacy in depression and anxiety studies involving classical psychedelics1  2  GM Goodwin et al, 2022, Roseman et al, 2019, https://med.uth.edu/psychiatry/2024/04/01/fda-grants-breakthrough-status-to-lsd-formula-and-opens-a-new-frontier-in-the-generalized-anxiety-disorder-gad-treatment/  Werner et al, 2012, Blackie and Kovovski, 2018, Madaki and Koszychi, 2020  P<0.05  Placebo  75mg  125mg  175mg  225mg  EMP-01 PHASE 1 PHARMACODYNAMIC (PD) RESULTS  “I had an emotional breakthrough.”  P<0.05  “I faced emotionally difficult feelings that I usually push aside.”  P<0.05  “I was able to get a sense of closure on an emotional problem.”  P<0.05  “I experienced a resolution of a personal conflict/trauma.”  EMP-01 dose levels:  Average Emotional Breakthrough Inventory (EBI) scoring on Day 2 after EMP-01 dosing   Key Takeaways

26

EMP-01: Phase 1 Results

In Phase 1 study, EMP-01 also demonstrated a dose-dependent, psychedelic-like experience with a subjective effect profile more like classical psychedelics than MDMA

EMP-01 PHASE 1 PHARMACODYNAMIC (PD) RESULTS

Total score on 5D-ASC psychedelic experience questionnaire per dose level


75
50
25
0
Placebo (n=8)
75mg (n=6)
125mg (n=6)
175mg (n=6)
225mg (n=6)

Average score on 5D-ASC psychedelic experience questionnaire per dimension


75
50
25
0
Psilocybin 20-30mg[1]
EMP-01 225mg
MDMA 125mg[2]
Oceanic Boundlesness
Vigilance Reduction
Visionary Restructuazilation
Dread of Ego Dissolution
Auditory Alterations

Key Takeaways

1. EMP-01 demonstrated a unique, dose-dependent subjective effect profile
2. The qualitative profile of the effects (based on 5D-ASC questionnaire were generally found to be more like classical psychedelics (i.e., psilocybin or LSD) than MDMA

   Classic psychedelics have also been shown to be effective in treating the symptoms of anxiety[3], as has MDMA[4]
3. Study facilitators reported that EMP-01 appeared to produce a more inward-focused and "peaceful" experience in participants compared to their experience facilitating MDMA therapies

1. Hasler et al, 2004, Vollenweider et al, 2007
2. Holze et al., 2020; Schmid et al., 2021; Angerer et al., 2023; Hysek et al., 2011; Hysek et al., 2012; Hysek et al., 2012
3. Vollenweider FX, Smallridge JW. Classic Psychedelic Drugs: Update on Biological Mechanisms. Pharmacopsychiatry. 2022
4. Danforth AL, Grob CS, Struble C, Feduccia AA, Walker N, Jerome L, Yazar-Klosinski B, Emerson A. Reduction in social anxiety after MDMA-assisted psychotherapy with autistic adults: a randomized, double-blind, placebo-controlled pilot study. Psychopharmacology (Berl). 2018 atai LIFE SCIENCES

 We are initiating an exploratory Phase 2a, placebo-controlled study to assess the safety and efficacy of two 225 mg doses of EMP-01 versus placebo in adults with SAD  EMP-01: Phase 2 Study Design  26  Design:  Phase 2a, randomized, double-blind, placebo-controlled study  Adult participants diagnosed with Social Anxiety Disorder (SAD)  Liebowitz Social Anxiety Scale (LSAS) total score ≥60 at screening  Primary Endpoint:   Safety and tolerability  Other Secondary Endpoints:  LSAS total score (Baseline to Day 43 Visit)   Change from Baseline in mean Clinical Global Impression (CGI) severity scores  Trial status: Trial initiation expected around year-end 20241  Topline data anticipated around year-end 2025  EMP-01 225mg  R  Randomized  1:1  Day 43  Day 1  Total N = 60 patients  Placebo  EMP-01 225mg  Placebo  Dose 1  Dose 2  Day 0  Day 29  Final visit  EMP-01 PHASE 2A STUDY DESIGN (PRELIMINARY)  Abbreviations: LSAS = Liebowitz Social Anxiety Scale   Trial initiation defined as central regulatory and ethics approval

 IBX-210  (IV-Ibogaine) for Opioid Use Disorder

 Post traumatic stress disorder and traumatic brain injury, respectively  World Health Organization  Salzer, “National Estimates of Recovery-Remission From Serious Mental Illness”, Psychiatry Online (2018)  A single dose of ibogaine may support withdrawal and long-term relapse prevention in OUD patients  Product Overview: IBX-210 for Opioid Use Disorder  Lead indication overview  ~3m  US OUD Incidence in 20202  >100k  Opioid-related deaths in US in 2022  Substance use disorders are highly prevalent and characterized by an inability to control the use of a legal or illegal drugs, such as opioids (including prescription opioids) or alcohol.   Current standard of care for OUD primarily consists of psychosocial support and synthetic full and partial opioid receptor agonists (methadone & buprenorphine), where approximately 30% of patients achieve treatment success (defined as >80% illicit opioid free weeks). In addition, long-acting opioid antagonists (naltrexone) lead to a proportion of patients achieving treatment success.  Global disease burden  IBX-210 Key Product Features  A single dose of ibogaine delivered in a monitored setting may support withdrawal and long-term relapse prevention in Opioid Use Disorder patients  Prior clinical evidence:   In third-party open label studies, oral ibogaine was associated with significantly reduced opioid cravings, both at discharge and at one month post treatment, as well as improved mood in patients with OUD  In addition, a double-blind, placebo-controlled study in subjects with cocaine use disorder demonstrated a statistically significant benefit on urine confirmed relapse of a single administration of oral ibogaine compared to placebo  Lead: Opioid Use Disorder (“OUD”)Potential expansions: Add’l Substance Use Disorders, PTSD, TBI1  Phase 1 oral ibogaine study completed in 3Q 23  PRODUCT  INDICATIONS  CURRENT STATUS  INTELLECTUAL PROPERTY  Issued and pending method of treatment claims for OUD   IBX-210 is a novel IV formulation of ibogaine, which is an indole alkaloid with potential for clinical benefit through oneirophrenic effects  28

 Results from an open-label study of 8-12 mg/kg of ibogaine in patients seeking detoxification from opioids and cocaine  Clinical Evidence: Efficacy & safety of oral ibogaine in open-label study  PRIOR CLINICAL EVIDENCE (THIRD PARTY STUDY1)  Note: TRD = Treatment Resistant Depression; DMT = N,N-Dimethyltryptamine; HCQ = Heroin Craving Questionnaire  1 Mash et al., “Ibogaine Detoxification Transitions Opioid and Cocaine Abusers Between Dependence and Abstinence: Clinical Observations and Treatment Outcomes” (2018)  1  2  Safety: Ibogaine was reported to be well tolerated with no serious adverse events.   4  Key Takeaways  HCQ-29 Subscale  Pre-dose (N=75)  5  4  3  2  1  0  Discharge (N=74)  1 Month (N=37)  Emotionality(negative mood state)  Compulsivity(lack of confidence in ability to quit)  Purposefulness(desire of intent to use)  Expectancy(expected positive benefits of drug use)  Self-reported dimensions of craving  Efficacy – Post-Acute Withdrawal Syndrome: signs and symptoms at post dose assessments were reduced compared to pre-dose baseline withdrawal severity measures. Objective signs of opioid withdrawal were mild and none were exacerbated at later time points.  3  Efficacy – Relapse Prevention (shown left): Opioid dependent patients had significant reductions in the mean scores of four HCQ-29 domains of craving measured at program discharge and out to 1 month for patients continuing through study completion. Cravings are an important mediator of relapse.  Summary: A single-dose of oral ibogaine showed reductions in self-reported opioid cravings in 74 opioid dependent patients.   29

 IBX-210 has the potential to become the first & best in-class treatment for OUD, minimizing risk of relapse  SUMMARY  IBX-210 could potentially become a paradigm-shifting therapy for Opioid Use Disorder (OUD)  Current standard of care for OUD is medication therapy, requiring opioid substitutes that carry significant side effects  Sustained relapse prevention  Single dose administered in monitored setting, providing both withdrawal support and oneiric experience driving sustained remission  Single Therapeutic Episode  Minimal Abuse Potential  No Opioid Side Eﬀects  High Adherence  / Low Risk of Relapse  Cholinergic, glutamatergic and monoaminergic receptor modulator  Mechanism of Action  Ibogaine (IBX-210)  Therapy  Medication Assisted Therapy1  Daily therapy given in substitution of opioid in outpatient setting in attempt to wean oﬀ from opioid  Mu-agonist  Partial Mu-agonist  Mu-antagonist  Methadone  Buprenorphine  Naltrexone  Withdrawal Support2  Therapies given for symptomatic management during supervised withdrawal (detoxiﬁcation)  Alpha-2 agonist  Alpha-2 agonist  Clonidine  Lofexidine  Current strategies for withdrawal support have high rates of relapse  Note: OUD = Opioid Use Disorder  Source: Publicly available information, including company websites and clinicaltrials.gov, GlobalData, Evaluate Pharma (both as of 2022)  Current Standard of Care  Rarely used given high rates of relapse. Used primarily in institutional or penitentiary settings  30

 BPL-003   (5-MeO-DMT)   for TRD & AUD  Strategic Investment into Beckley Psytech

 SUMMARY: BPL-003  Abbreviations: TRD = Treatment Resistant Depression, AUD = Alcohol Use Disorder  As of January 4th 2024. Terms of the strategic investment also included a 1:1 warrant coverage on the Primary Investment. atai also holds a time-limited right of first refusal on a future sale of the company and an indefinite right of first negotiation for BPL-003 and ELE-101  All dates provided for expected milestones are estimated  Short duration of subjective effects: BPL-003 is a short duration psychedelic, with acute effects resolving in ~2 hours, supporting greater commercial scalability vs other psychedelics  Rapid & durable efficacy after a single dose: in an exploratory Phase 2a study, 55% of patients achieved clinical response on Day 2 after a single dose, and this rate of response was maintained at Week 12  First to market potential: first short-duration psychedelic to receive FDA Investigational New Drug (IND) approval for a Phase 2 clinical trial  35.5% ownership1 of Beckley Psytech  5-HT2A / 5-HT1A Receptor agonist  Primary: TRD   Potential: AUD  First-to-market with 5-MeO-DMT  Ph2b (TRD) topline data in Q2’25  Ph2a open-label (AUD) data in H2’24  Granted composition of matter and methods of use patents; numerous pending claims  STRATEGIC INVESTMENT  PHARMA-COLOGY  INDICATIONS  TARGET POSITION  ACHIEVED & EXPECTED MILESTONES2  INTELLECTUAL PROPERTY  BPL-003 has the potential to become a first-in-class short-duration psychedelic treatment with rapid acting and durable antidepressant effects  5-MeO-DMT salt form in dry powder  nasal spray device  PRODUCT  32

 BPL-003 had a favorable safety profile and was well tolerated in a Phase 1 study, with no observed serious or severe adverse events  BPL-003: Phase 1 Results  1 n = number of partcipants reporting at least one TEAE in that category, % - rounded proportion of cohort total  Abbreviations: TEAE = Treatment Emergent Adverse Events, ECG = Electrocardiogram, C-SSRS = Columbia-suicide severity rating scale  33  Placebo  N=13  BPL-003 dose (N=31)  GRX-917  150 mg  N=9  GRX-917  200 mg  N=9  GRX-917  300 mg  N=8  All  GRX-917  N=43  Total  N=44  1 mg  N=4  2.5 mg  N=4  4mg  N=4  6 mg  N=4  8 mg  N=5  10mg  N=5  12 mg  N=5  Any TEAEs1   2   1  1  4   3   4   2  4   21     Nasal discomfort  1  2  2  2  3   10     Nausea  2  1  2  1  1   7      Vomiting  2  1  2  5   Headache  1  1   2  4  Administration   site pain  1  1  2   Chest discomfort  1  1   Dizziness  1  1   Pyrexia  1   1   Gastroenteritis  1   1   Back pain  1   1   Hypoesthesia  1   1   Limb discomfort  1  1   Tremor  1  1   Lacrimation  Increased  1  1   Restlessness  1   1   BPL-003 PHASE 1 SAFETY DATA  Results from the C-SSRS showed participants experienced no increase in suicidal thoughts, intentions or behavior  There were no severe or serious adverse events observed, and 89.5% TEAEs were mild and 10.5% were moderate in severity  1  2  4  3  5  Blood pressure and heart rate increases were transient and resolved within 90 min without intervention. None were considered clinically significant.  Most common TEAEs (>10%) were nasal discomfort, nausea, vomiting, and headache. TEAEs did not appear to correlate with dose   There were no clinically significant findings for laboratory parameters, vital signs, ECGs or physical examinations   Key Takeaways

 12mg (n=5)  10mg (n=5)  8mg (n=5)  6mg (n=4)  4mg (n=4)  2.5mg (n=4)  1mg (n=4)  Mean plasma concentration levels (ng/ml)  Time post-dose (minutes)  BPL-003 Phase 1 Pharmacokinetic Profile  Pharmacokinetics (PK)  Exposure was dose-proportional  Rapid onset with mean Tmax of 6-17 min  Mean half life of 15-30 min  Pharmacodynamics (PD)  Participants were psychedelic naive  All participants on doses ≥6mg achieved intensity scores ≥7   Perceptual effects generally fully resolved within 60 - 90 mins  BPL-003 Phase 1 Subjective Drug Intensity (SDI) rating  0  12  30  60  90  12mg (n=5)  10mg (n=5)  8mg (n=5)  6mg (n=4)  Time post-dose (minutes)  Mean subjective drug   intensity (SDI)  Results from the completed BPL-003 Phase 1 study demonstrated a dose proportional PK/PD profile with perceptual effects generally resolving within 90 min  BPL-003: Phase 1 Results  0  12  30  60  90  Source: internal Beckley Psytech data  Abbreviations: SAD = Single Ascending Dose; PK = Pharmacokinetic; PD = Pharmacodynamic  34  Dose range taken forward to Phase 2   Key Takeaways  BPL-003 PHASE 1 RESULTS

 Completed Part 1 of an open-label Phase 2a study investigating BPL-003 as a therapy for patients with TRD   BPL-003: Phase 2a Clinical Trial Design  Abbreviations: MADRS = Montgomery–Åsberg Depression Rating Scale  Screening  Part 1: Monotherapy  Open label   Day 2   85  Completed Q1 2024  BPL-003 PHASE 2A STUDY DESIGN  Single dose of BPL-003   29  STUDY DETAILS  Open-label study evaluating a single dose of BPL-003 nasal spray, in patients with moderate-to-severe TRD  Parts 1 & 3 are in patients not on anti-depressants, Part 2 is in patients who are also taking select SSRIs to explore effects of co-administration  Psychological support during preparation, dosing and integration  KEY INCLUSION CRITERIA  Montgomery-Asberg Depression Rating Scale (MADRS) score ≥24  Part 1 & 3: willing and able to discontinue current antidepressants  Part 2: on current stable dose of antidepressant SSRI therapy  KEY OBJECTIVES  Primary Endpoint:   Safety and tolerability of BPL-003  Other Secondary Endpoints:  MADRS change through Week 12  Remission and response rates through Week 12  35  Part 2: Adjunct to SSRIs  Initiated Q1 2024  Part 3: Two-dose induction model  Initiated Q3 2024

 BPL-003 produced meaningful clinical response and durable remission rates after just a single dose, and was generally well tolerated with no serious adverse events  BPL-003: Phase 2a TRD Results  Source: internal Beckley Psytech data  Response rate defined as ≥50% reduction in MADRS score and Remission rate defined as MADRS score ≤10  * Prior to data analysis, one participant (from total of 12 patients) was determined not to meet multiple per protocol eligibility criteria and was excluded from the efficacy analysis.  36  BPL-003 PHASE 2A INITIAL RESULTS  Response and remission rate1 in TRD patients after a single dose of BPL-003  Response and Remission rate1,2  Time post-dose  55% of patients achieved clinical response on Day 2 and this rate of response was maintained at Week 12  1  At Week 4, 55% of patients achieved both clinical remission and response  2  Day 2  Week 4  Week 12  45%  Response Rate (n = 11*)  Remission Rate (n = 11*)  3  4  Acute effects resolved within an average time of less than 2 hours   Most common AEs (>10%) were nasal discomfort, headaches, nausea and vomiting, broadly consistent with Phase 1 findings   Key Takeaways

 BPL-003 is actively recruiting for its ongoing Phase 2b study, a randomized, quadruple-masked, monotherapy study in moderate to severe TRD patients  BPL-003: Phase 2b TRD Clinical Trial Design  1 Patients entering the open-label extension are randomized to receive either a single 12mg dose or a biphasic 4mg and 8mg dose approximately 10 minutes apart. 2Total N changed due to an adjustment in the randomization ratio and lower then anticipated dropout rate.   Abbreviations: MADRS = Montgomery–Åsberg Depression Rating Scale; CGI-S = Clinical Global Impressions-Severity; PGIC = Patient's Global Impression of Change; EQ-5D = EuroQol-5D  Randomization  (n=~1852)    Day 0  2  29  57   Wk-8  Washout  12 mg1  Core Study (8 weeks)  Primary   Analysis  29  57  Topline data anticipated in Q2’25   (first patient dosed Oct 2023)  Open label extension (8 weeks)  0.3 mg (n=~70)  8 mg  (n=~45)  12 mg  (n=~70)  1st  Dose  2nd  Dose  KEY INCLUSION CRITERIA  Patients with moderate to severe TRD  Hamilton Depression Scale (HAM-D) >= 19  Willing and able to discontinue current antidepressants  KEY OBJECTIVES  Primary Endpoint:   MADRS change from baseline at Week 4, 12mg vs. 0.3mg  Other Secondary Endpoints:  MADRS change from baseline at Day 2, Week 1 and Week 8  CGI-S, PGIC, EQ-5D  8  37  1  1  2

 ELE-101   (Psilocin) for MDD  Strategic Investment into Beckley Psytech

40

SUMMARY: ELE-101

STRATEGIC INVESTMENT	35.5% ownership[1] of Beckley Psytech
PRODUCT	Psilocin salt form administered via IV infusion
PHARMA-COLOGY	5-HT2A Receptor agonist
INDICATIONS	Primary: TRD Potential: Anorexia Nervosa, PTSD
TARGET POSITION	Best-in-class psilocin formulation with significantly shorter treatment duration, and reduced inter-subject variability compared to oral formulations of psilocybin
ACHIEVED & EXPECTED MILESTONES[3]	Phase 1 topline data announced in H1 2024 Phase 2a OL (MDD) data in H2 2024
INTELLECTUAL PROPERTY	Granted composition of matter and methods of use patents; numerous pending claims

ELE-101 could offer the therapeutic benefits of psilocybin in a more consistent, controllable, and shorter treatment paradigm of approximately two hours

Proven therapeutic potential: psilocin is the active metabolite of psilocybin which has already demonstrated a strong antidepressant effect in several studies[2]

Optimized formulation: intravenous formulation enables an improved PK profile, reducing inter-subject variability and more reliably inducing a psychedelic experience

Short duration of subjective effects: compared to psilocybin, IV psilocin produces a much shorter duration of psychedelic effects resolving in ~2 hours

Patent protected: patent-protected intravenous formulation of a psilocin benzoate salt

Abbreviations: TRD = Treatment Resistant Depression; PTSD = Post Traumatic Stress Disorder

1. As of January 4th
2. Goodwin et al, 2022; Raison et al, 2023
3. All dates provided for expected milestones are estimated

ELE-101 is design to demonstrate potential benefits of psilocybin’s active moiety in an optimized delivery and treatment model  ELE-01: IV Psilocin  1 Psilocin simulations based on primary data from Brown et al. 2017, Madsen et al . 2019, Hasler et al. 1997, and Carhart-Harris et al. 2011.  2 Holze F. et al (2023). Pharmacokinetics and Pharmacodynamics of Oral Psilocybin Administration in Healthy Participants. Clin Pharmacol Ther.   Psilocin pharmacokinetics for   IV psilocin (simulated) vs. oral psilocybin1  Typical plasma psilocin concentrations at effective dose of 25mg psilocybin1  Perceptual threshold2  Anticipate benefits of IV psilocin vs oral psilocybin:  Reduced variability  Shorter-half life = shorter duration of psychedelic effect, anticipated to be <2 hours  40

 A Phase 1/2a study is currently underway: Part A, a dose-escalation study in healthy volunteers, is complete and dosing has initiated for Part B, an open-label study in MDD  ELE-101: Phase 1/2a Clinical Trial Design  ELE-101 Phase 1/2a – Part A  Topline data1:   Well-tolerated with no serious or severe adverse events (AE)  Demonstrated a dose-proportional PK profile, leading to reduced inter-subject variability compared to oral psilocybin  Induced high-intensity, short-duration psychedelic experiences, suggesting a potential treatment time of ~two hours in the clinic  Key Objectives:   Safety and tolerability of ELE-101 in patients with moderate to severe MDD  Key Secondary Endpoints:  Assessment of MADRS change (Day 2, 4, 6, 15, 29)  CGI-S, PGIC  Single Ascending Dose  ELE-101 Phase 1/2a – Part B  Open-label MDD cohort  Ph1 Part A results announced in H1 2024; Ph2a Part B data expected in H2 2024  Screening  Dose to be selected  Open label   Day 1  Day 29  Dose 1  Placebo  Dose 2  Placebo  Dose 3  Placebo  Dose 4  Placebo   Day 1  Day 7  Full data from the Phase 1 study is expected to be published at a later date  Abbreviations: MADRS = Montgomery–Åsberg Depression Rating Scale; PK = Pharmacokinetics; PD = Pharmacodynamics; CGI-S = Clinical Global Impressions-Severity; PGIC = Patient's Global Impression of Change; MDD = Major Depressive Disorder  41

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